                            AGREEMENT OF JOINT FILING

         The parties listed below agree that the Amendment No. 24 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of them shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: May 7, 2002


                                      AIMCO PROPERTIES, L.P.

                                      By:  AIMCO-GP, INC.
                                              (General Partner)


                                      By:      /s/ Patrick J. Foye
                                          -------------------------------------
                                                   Executive Vice President

                                      AIMCO-GP, INC.


                                      By:      /s/ Patrick J. Foye
                                          -------------------------------------
                                                   Executive Vice President

                                      APARTMENT INVESTMENT AND
                                      MANAGEMENT COMPANY


                                      By:      /s/ Patrick J. Foye
                                          -------------------------------------
                                                   Executive Vice President


                                      INSIGNIA PROPERTIES, L.P.

                                      By:      AIMCO/IPT, INC.
                                               (General Partner)

                                      By:      /s/ Patrick J. Foye
                                          -------------------------------------
                                                   Executive Vice President

                                      AIMCO/IPT, INC.


                                      By:      /s/ Patrick J. Foye
                                          -------------------------------------
                                                   Executive Vice President

                                      MADISON RIVER PROPERTIES, L.L.C.


                                      By:      /s/ Patrick J. Foye
                                          -------------------------------------
                                                   Executive Vice President